UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 11, 2011
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Biscayne Tower
2 South Biscayne Boulevard, Suite 2800
Miami, Florida 33131

(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 961-3200
Copies of all communications to:

Terremark Worldwide, Inc. One Biscayne Tower 2 South Biscayne Boulevard Suite 2800 Miami, FL 33131 (305) 961-3200 Attn: Adam T. Smith, Chief Legal Officer	Greenberg Traurig, LLP MetLife Building 250 Park Avenue New York, NY 10166 (212) 801-9200 Attn: Clifford E. Neimeth	Greenberg Traurig, P.A. 333 Avenue of the Americas (333 S.E. 2nd Avenue) Suite 4400 Miami, FL 33131 (305) 579-0500 Attn: Jaret L. Davis
Greenberg Traurig, LLP 2375 East Camelback Road Suite 700 Phoenix, AZ 85016 (602) 445-8000 Attn: Clifford E. Neimeth
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background.
     As previously reported, on January 27, 2011, Terremark Worldwide, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger with Verizon Communications Inc., a Delaware corporation (“Parent”), and Verizon Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 28, 2011, among the Company, Parent and Purchaser (as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer (the “Offer”) on February 10, 2011 to acquire all outstanding shares of common stock, par value $0.001 per share, of the Company (“Shares”) at a purchase price of $19.00 per share, net to the seller in cash, less any required withholding taxes. The Merger Agreement further provides that, following completion of the Offer, Purchaser will merge with and into the Company, with the Company continuing as the surviving corporation and as a direct, wholly-owned subsidiary of Parent (the “Merger”).
     On April 1, 2011, Parent announced the completion of the Offer and that Purchaser commenced a subsequent offering period (the “Subsequent Offering Period”) to acquire all outstanding Shares not theretofore purchased by Purchaser in the Offer. The Company disclosed in a Current Report on Form 8-K filed by the Company on April 7, 2011 that a change in control of the Company occurred and that the Company had become a direct, majority-owned subsidiary of Purchaser. On April 8, 2011, Parent announced the completion of the Subsequent Offering Period.
     On April 11, 2011, because Parent then owned more than 90% of the outstanding Shares, in accordance with the Merger Agreement and as permitted by applicable law, Parent effected, without a meeting or vote of the Company’s stockholders, the merger of Purchaser with and into the Company. At the effective time of the Merger (the “Effective Time”), (i) the Company was the surviving corporation in the Merger and now is a wholly-owned subsidiary of Parent, and (ii) each outstanding Share not validly tendered, accepted for payment and paid for pursuant to the initial Offer and the subsequent offer, other than Shares owned by the Company as treasury stock, by Parent or Purchaser, or by stockholders of the Company who validly exercise their appraisal rights in accordance with Section 262 of the Delaware General Corporation Law, as amended (the “DGCL”), was converted into the right to receive $19.00 per Share, net in cash, without interest thereon and less any required withholding taxes. Following the Effective Time, the Shares were delisted from the Nasdaq Global Market, and will be deregistered under the Exchange Act and the Company will no longer file periodic reports with the SEC on account of the Shares.
     Capitalized terms used and not defined herein have the respective meanings assigned to them in the Merger Agreement filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on January 27, 2011.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On April 11, 2011, in connection with the Merger, the Company notified The Nasdaq Stock Market, LLC (“Nasdaq”) of its intent to remove its Shares from listing on the Nasdaq Global Market and requested that Nasdaq file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister its Common Stock. The Company intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s Common Stock and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act. Trading of Shares on the Nasdaq Global Market was suspended as of the close of trading on April 11, 2011.

Item 3.03	Material Modification to Rights of Security Holders.
     At the Effective Time, each outstanding Share not validly tendered, accepted for payment and paid for pursuant to the initial Offer and the subsequent offer, other than Shares owned by the Company as treasury stock, by Parent or Purchaser, or by stockholders of the Company who validly exercise their appraisal rights in accordance with Section 262 of the DGCL, will be converted into the right to receive $19.00 per Share, net in cash, without interest thereon and less any required withholding taxes.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the terms of the Merger Agreement, as of the Effective Time, the directors of Purchaser, Lowell C. McAdam, Francis J. Shammo and John W. Diercksen, became the sole directors of the Company. Accordingly, each of the following directors resigned as directors: J. Goodwin Bennett, Virginia P. Ruesterholz, William L. Horton, Craig Silliman, Joseph R. Wright, Jr., Antonio S. Fernandez and Marvin S. Rosen. Each such director resigned pursuant to the requirements of Section 2.6(a) of the Merger Agreement and not because of any disagreement with the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.
     Pursuant to the Merger Agreement, following the Effective Time, the Company’s amended and restated certificate of incorporation currently in effect was amended and restated (the “Amended and Restated Charter”) to be in the form of the certificate of incorporation set forth as Exhibit A to the Merger Agreement. In addition, following the Effective Time, the Company’s bylaws currently in effect were amended and restated (the “Amended and Restated Bylaws”) to be in the form of the bylaws set forth as Exhibit B to the Merger Agreement.
     Copies of the Amended and Restated Charter and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Charter
3.2	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: April 11, 2011	By:	/s/ Adam T. Smith
Adam T. Smith
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Charter
3.2	Amended and Restated Bylaws